FINANCE EXPENSE	12 Months Ended
Dec. 31, 2017
FINANCE EXPENSE
FINANCE EXPENSE

5.  FINANCE EXPENSE

ACCOUNTING POLICY

Finance expense comprises interest on borrowings, environmental rehabilitation obligation, occupational healthcare obligation and Deferred Payment and offset by borrowing costs capitalised on qualifying assets.

Interest payable on borrowings is recognised in profit or loss over the term of the borrowings using the effective interest method. Cash flows from interest paid are classified under operating activities in the statement of cash flows.

Figures in million - SA rand	Notes	2017	2016	2015
Interest charge on:
Borrowings - interest paid	24	(2,091.9)	(427.5)	(247.9)
Borrowings - accrued interest and unwinding of amortised cost	24	(251.8)	(141.4)	(102.3)
Environmental rehabilitation obligation	25	(357.1)	(291.4)	(197.9)
Occupational healthcare obligation	26	(46.4)	-	-
Deferred payment	18.2	(148.2)	(24.1)	-
Other		(76.4)	(18.7)	(13.7)
Total finance expense		(2,971.8)	(903.1)	(561.8)